Exhibit 99.1
                           SECTION 906 CERTIFICATION


         I, Carlos M. Gutierrez, Chairman of the Board, President and Chief Executive Officer of Kellogg Company hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1) the Quarterly Report on Form 10-Q of Kellogg Company for the quarter ended March 29, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.



/s/ Carlos M. Gutierrez

-----------------------------
Name:  Carlos M. Gutierrez
Title: Chairman of the Board,
       President and Chief
       Executive Officer

A signed copy of this original statement required by Section 906 has been provided to Kellogg Company and will be retained by Kellogg Company and furnished to the Securities and Exchange Commission or its staff on request.


Date: May 9, 2003